UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2010

Rush Enterprises, Inc.
(Exact name of registrant as specified in its charter)

Texas	0-20797	74-1733016
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 IH-35 South, Suite 500 New Braunfels, Texas	78130
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (830) 626-5200

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On September 10, 2010, a subsidiary of Rush Enterprises, Inc. (the “Company”) completed the previously announced sale of substantially all of the assets and certain liabilities associated with the Company’s construction equipment segment (the “Business”), including its Rush Equipment Centers, to Doggett Heavy Machinery Services, LLC for a sale price of $26.2 million.

On September 10, 2010, the Company issued a press release announcing the completion of the sale of the Business, a copy of which is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Title

99.1	Press release dated September 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUSH ENTERPRISES, INC.

By:	/s/ Martin A. Naegelin, Jr.
Martin A. Naegelin, Jr.
Executive Vice President

Dated: September 10, 2010

EXHIBIT INDEX

Exhibit Number	Exhibit Title

99.1	Press release dated September 10, 2010